UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

International Discovery Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International small-cap stocks fell sharply during the six months ended April 30, 2008, as the global credit crunch, touched off by the U.S. subprime mortgage meltdown, drove investors to seek safer havens. The slowing U.S. and global economies also roiled the investment waters. International markets rallied late in the period as investors grew more confident that the worst of the crisis was over. The U.S. Federal Reserve cut interest rates repeatedly throughout the period, but other central banks declined to follow suit. All of our major markets were weak, but the strength of the euro and other currencies versus the dollar trimmed losses for U.S. investors.

The past six months were difficult for your fund, which fell 14.63%, marginally behind its S&P/Citigroup benchmark, as shown in the Performance Comparison table above. That the average fund in our Lipper peer group performed materially worse suggests that it was a problematic time generally for active growth strategies in the international small/mid-cap growth arena.

HIGHLIGHTS

• International small-cap stocks suffered sharp declines during the six months ended April 30, 2008, amid a spreading credit crunch and slowing global economies.

• The fund declined along with its asset class, lagging its broad market benchmark but outpacing its Lipper peer group average.

• The fund began investing on the Dubai exchange, an attractive place to invest given strong oil prices and the region’s undervalued currencies, negative real interest rates, and low correlation with other global markets.

• Valuations for international small-caps have fallen, offering investors pockets of real value. Patience, selective risk taking, and capital preservation will be the fund’s watchwords for the months ahead.

MARKET REVIEW

The mood of the market over the last six months was dominated by the trajectory of the credit crunch, which, in broad terms, went from complacency to alarmism to despair to catharsis to stabilization, if not recovery. This was a period of high volatility, with daily oscillations shaped by rumor and counter-rumor, huge asset write-downs, and balance-sheet damage met by corrective central bank policy. The results were profound, particularly for those segments that had previously relied on high levels of debt finance (such as property), for businesses that are reliant on high market volumes (investment banks and brokers), and for many consumer-facing industries affected by the retraction of easy credit. Curiously, in a period of asset deflation, there were pockets of genuine inflation. Oil at $120—who would have thought it? Commodities generally continued to be very strong, but price rises were most acute in “soft commodities,” generally those that are grown rather than mined. Indeed, inflation in agricultural commodities became such an issue that it created social unrest, hoarding, and trade protectionism.

So what has all of this meant for international small-cap stocks? Two things: Investors have not been rewarded for taking risk or holding risky assets. Just as Treasuries outperformed high-yield bonds, large-caps outperformed small-caps—by some 4.5 percentage points, if you compare the MSCI All Country World Index with the fund’s S&P/Citigroup index. This effect was particularly marked in some of the larger developed markets such as the U.K., where small-caps returned -19.5% compared with large-caps’ -12.2%, Japan (-11.2% versus -6.8%), and most acutely Italy (-17.9% versus -9.0%).

Then there is the secondary effect of the credit crunch, that of tightened lending standards, a real economic slowdown, and the effect on corporate earnings (profits). The economic slowdown was again more severe in developed economies, particularly those with high levels of consumer debt and negative wealth effects associated with the declining property values. While emerging markets’ economic growth remained strong, risk aversion meant steep falls in some of the hottest emerging markets such as China and India. Our data show that across nearly all markets, earnings momentum is negative and profitability is declining from historically very high levels.

PORTFOLIO AND STRATEGY REVIEW

Our investment strategy took a cautious tenor, and our losses were mitigated by some evasive (selling) action and the buildup of a higher-than-usual cash buffer. We were net sellers, but as the period progressed, we became more active buyers as pockets of value emerged. We reduced our exposure in Asia ex-Japan. There, markets had run a long way and did not peak until October, at which point valuations—particularly in India and China—had become stretched. The biggest reduction in our weighting, however, was in Australia, which managed to evade the fallout from the credit crunch until late November. When the effects of the credit crunch arrived, however, they came in with a bang. Coming off a high valuation base, there were some very heavy declines, of which we avoided the worst. We also reduced our position in Japanese equities. We continued to have lighter exposure to European equities, which meant that the strong euro worked against our performance relative to the index. The fund’s cash position at period-end was just over 11%, up from about 5% at the end of October.

During the period, we began investing in the Dubai Financial Markets, one of the United Arab Emirates exchanges and a good way to get exposure to the Gulf/Middle East region, or so-called Gulf Cooperation Council (GCC) markets. The macro or top-down case for investing in the region is strong. To varying degrees, the GCC states are hydrocarbon economies, thus the strong oil price is generating huge surpluses. Meanwhile, currencies are pegged to the U.S. dollar, which means that regional authorities must mimic U.S. monetary policy; with inflation ranging from 6% to 15%, real interest rates are currently negative. This is a poor environment for interest-bearing assets, but the potential for inflation in real assets (for example, real estate) is high. The fund’s direct exposure to the region stood at 4% at the end of the period.

At a sector level, the period was characterized by a wide dispersion of returns, with the best performance in the primary, or natural resources, industries—logically, given strong inflation in both soft and hard commodities. Energy was particularly strong, and our preferred way to play it—through oil services stocks—helped performance. Agricultural commodities, including fertilizers, enjoyed a bull market, while materials, including base and precious metals, were good relative performers. Sadly, your fund’s exposure to these areas was limited. We have been on the wrong side of the extended commodities bull market for some time now.

The worst-performing market segments were consumer-facing ones, including media (a laggard for a full cycle now), autos, consumer durables, and technology, including semiconductors. Our key overweight sectors were commercial services, software, retailing, and health care. Our key underweights were materials, utilities, and banks.

Europe
Although April was marked by a substantial rebound in European markets, the first half of our fiscal year was, unequivocally, one of the poorest we can remember for European small companies in a long time. The agenda—the diminished appetite for risk—was essentially set by the credit market’s near-paralysis, which created deep sector schisms. Industries that had previously been reliant on cheap debt funding, such as commercial property, suffered, as we discovered to our detriment through our investment in Eurocastle. This investment fund, which is similar to a real estate investment trust, is focused on the German commercial property market and was down nearly 60% over the period. In the same vein, homebuilders—an industry to which your fund had no exposure—were very weak in the U.K., Spain, and Ireland, a situation that was exacerbated by the apparent rationing of mortgage financing by banks. In January, many consumer-oriented stocks faced a heavy sell-off as the market was confronted by the possibility of weakening European economies. The areas of relative strength were energy on the back of the rampant oil price and, as a derivative of that, utilities. We were positively disposed toward energy through oil services during the period. On the other hand, we were affected by the negative sentiment toward technology shares with Soitec, IDS Scheer, and TomTom all recording heavy share-price losses. (Please refer to the fund’s portfolio of investments for a detailed listing of holdings and the amount each represents in the portfolio.)

However, periods of extreme risk aversion like this have the silver lining of creating genuine opportunities. We believe there are pockets of deep value: for example, MTU Aero Engines, a German aerospace company that has recurring revenue streams but was punished due to its exposure to the U.S. dollar. Our analysis shows the stock is selling at just eight times prospective earnings. Quality and durable assets such as Italian spirits company Campari have also been oversold and have given us a good entry point. Alcatel-Lucent (France), a big company economically whose size is not reflected in its valuation, was another large purchase over the period. GEA Group (Germany), which has a large market share in food processing machines, gives us access to the theme of food price inflation once removed. Merger and acquisition activity was quiet but not dormant during the period. U.K. oil services firm Expro received a bid, and a successful acquisition was completed on the Swedish branded-apparel company Gant.

Japan
This was another difficult period for our Japanese holdings, particularly as performance was concentrated in the very largest companies. Mega-caps, as measured by the Topix 30 Index, declined by 3%, outpacing the Topix Small Index by about eight percentage points. The big feature was the appreciation of the yen from 120 to 100 against the dollar, which offset much of the negative returns. Our strategy is to buy and own high-quality growth companies with a particular focus on health care, alternative energy, environmental protection, and niche technologies. Our Japanese weighting at period-end was 15%, which is just ahead of the benchmark. Our data show that Japanese small companies are valued at a multiple of 14 times 12-month forward earnings, meaning Japanese equities are valued in line with the rest of the world—both developed and emerging markets.

Rest of the World
A big feature of the last six months was the trend reversal of some previously high-flying markets. China, India, and Australia had all reached lofty valuations and were therefore vulnerable to correction. We were net sellers in all three markets. Economic growth in China and India continued to power ahead, although the Chinese government took measures to cool the economy. In India, changes to the margin requirements for holding shares have had an adverse effect, particularly among mid-caps.

Our relatively circumspect positioning in Asian markets meant that we enjoyed a strong period for stock selection, outperforming falling markets in South Korea, India, China, and Australia. In Taiwan we enjoyed positive absolute returns, especially through strong performances of Taiwan Fertilizer, which benefited from agricultural pricing trends, and Formosa International Hotels, perceived as a beneficiary of improving relations with mainland China. Performance in Australia was boosted by Equigold as gold benefited from financial uncertainty and a weak U.S. dollar.

On the Dubai market, we invested in Air Arabia (a low-cost carrier), Islamic Arab Insurance (a provider of Takaful—or Islamic-compliant—insurance), Tabreed (a central air conditioning firm), and Egyptian investment bank EFG Hermes (a beneficiary of strong potential capital markets trends across the region). To reiterate, we think the combination of a strong oil price, undervalued currency, negative real interest rates, and a low correlation with other global markets makes this an attractive place to invest.

OUTLOOK

The cautionary note we struck in the previous two shareholder reports has been borne out in what must be described as a very painful period for small-cap investing, one in which risk perceptions have been dictated by the credit markets. We believe that we are through the point of maximum pain from the credit crisis, and risk premiums can fall from here, which should be good for equities. In economic terms, we are faced with a curious mix of the inflationary forces of rising commodity prices and the deflationary forces of declining asset values and diminished consumer spending power. Economic growth is presently decelerating—quite sharply in some places—and this presents us with the conventional risks of equity investing.

Our observations are that the premium usually afforded small-caps has been eroded and valuations for our asset class are now below trend, offering investors pockets of real value. It is now incumbent on your team of specialist portfolio managers and analysts to sort the wheat of good value from the chaff of earnings risk. Patience, selective risk taking, and capital preservation will be the watchwords.

Respectfully submitted,

Justin Thomson
 Lead Portfolio Manager

May 19, 2008

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI indexes: Market capitalization-weighted indexes of stocks designed to track stock markets in various countries and regions.

MSCI EAFE Small-Cap Index: A market capitalization-weighted index of small-cap stocks in 21 world markets.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P/Citigroup Extended Market Index World ex U.S.: A small-capitalization index of the S&P/Citigroup Broad Market Index.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/08
MTU Aero Engines, Germany	1.7%
GEA Group, Germany	1.2
PV Crystalox Solar, United Kingdom	1.1
Hikma Pharmaceuticals, United Kingdom	1.0
Taiwan Fertilizer, Taiwan	1.0
Equigold, Australia	1.0
Biomerieux, France	1.0
Charter, United Kingdom	0.9
Prologis European Properties, Netherlands	0.9
UCB, Belgium	0.9
Air Arabia, United Arab Emirates	0.8
Austar Communications, Australia	0.8
Islamic Arab Insurance, United Arab Emirates	0.8
Bank Muscat SAOG, Oman	0.8
NDS Group, United Kingdom	0.8
EFG Hermes, Egypt	0.8
United Spirits, India	0.7
B&B Tools, Sweden	0.7
Beijing Capital International Airport, China	0.7
Neuf Cegetel, France	0.7
Grenkeleasing, Germany	0.7
Alcatel-Lucent, France	0.7
Takkt, Germany	0.7
Intertek, United Kingdom	0.7
Shangri-La Asia, Hong Kong	0.7
Total	21.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 60.13	$ 48.92	$ 37.31	$ 29.48	$ 25.21	$ 15.34
Investment activities						
Net investment income	0.21	0.40	0.36	0.19	0.07	0.08
Net realized and unrealized gain (loss)	(8.77)	16.02	11.59	7.68	4.33	9.79
Total from investment activities	(8.56)	16.42	11.95	7.87	4.40	9.87
Distributions						
Net investment income	(0.34)	(0.31)	(0.15)	(0.01)	(0.08)	–
Net realized gain	(5.95)	(4.91)	(0.21)	(0.03)	(0.06)	–
Total distributions	(6.29)	(5.22)	(0.36)	(0.04)	(0.14)	–
Redemption fees added to paid-in capital	–	0.01	0.02	–	0.01	–
NET ASSET VALUE						
End of period	**$ 45.28**	**$ 60.13**	**$ 48.92**	**$ 37.31**	**$ 29.48**	**$ 25.21**
Ratios/Supplemental Data						
Total return^	(14.63)%	36.67%	32.29%	26.72%	17.58%	64.34%
Ratio of total expenses to average net assets	1.22%+	1.21%	1.24%	1.28%	1.32%	1.41%
Ratio of net investment income to average net assets	0.90%+	0.76%	0.79%	0.54%	0.28%	0.46%
Portfolio turnover rate	71.8%+	67.9%	82.3%	85.3%	106.4%	115.9%
Net assets, end of period (in millions)	$ 2,736	$ 3,283	$ 2,096	$ 1,291	$ 880	$ 652

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 3.3%		
Common Stocks 3.3%		
Austar Communications	17,500,000	21,855
Billabong International	750,000	8,459
Boart Longyear	7,500,000	13,277
Equigold	7,385,674	27,320
Sigma Pharmaceuticals	10,000,000	11,185
Sphere Investments (1)	4,000,000	8,482
Total Australia (Cost $78,442)		90,578
AUSTRIA 0.3%		
Common Stocks 0.3%		
Schoeller Bleckmann Oilfield Equipment (2)	100,000	8,687
Total Austria (Cost $8,645)		8,687
BAHRAIN 0.6%		
Common Stocks 0.6%		
Gulf Finance House, GDR (USD)	427,579	16,410
Total Bahrain (Cost $12,277)		16,410
BELGIUM 0.9%		
Common Stocks 0.9%		
UCB (2)	550,000	23,866
Total Belgium (Cost $26,385)		23,866
BRAZIL 0.9%		
Common Stocks 0.9%		
Obrascon Huarte Lain Brasil	700,000	9,686
Tam, ADR (USD) (2)	600,000	14,160
Total Brazil (Cost $28,086)		23,846

Maridive & Oil Services (USD) (1)	742,200	2,746
Total Egypt (Cost $24,818)		23,292

FINLAND 0.6%

Common Stocks 0.6%		
Nokian Renkaat	165,000	7,022
Rapala	1,250,000	8,750
Total Finland (Cost $13,517)		15,772

FRANCE 5.5%

Common Stocks 5.5%		
Alcatel-Lucent	2,875,000	19,363
Biomerieux (2)	250,000	27,247
Bureau Veritas (1)	250,000	13,894
EDF Energies Nouvelles (2)	168,700	11,349
Eurofins Scientific (2)	100,000	10,104
Gameloft (1)(2)	2,000,000	11,460
GI Trade	125,000	5,512
Neopost (2)	150,000	15,655
Neuf Cegetel (2)	350,000	19,594
Oeneo (1)	992,831	3,097
Oeneo, Warrants, 7/1/08 (1)	623,403	156
SOITEC (1)(2)	1,000,000	8,402
Wavecom (1)(2)	400,000	3,818
Total France (Cost $114,796)		149,651

GERMANY 7.9%

Common Stocks 7.5%		
Alstria Office (1)	750,000	14,678
Dawnay Day Sirius	7,500,000	8,430
Escada (1)(2)	500,000	9,760

TCC International Holdings (1)	1,150,000	1,044
Total Hong Kong (Cost $51,288)		49,018

INDIA 5.0%

Common Stocks 5.0%

Ashok Leyland (1)	8,754,400	8,858
BF Utilities (1)	213,789	10,070
Bharat Forge	1,866,153	13,513
Container Corporation of India	618,934	13,184
Educomp Solutions	173,300	17,062
Info Edge India	408,500	9,718
Jain Irrigation Systems	680,900	10,424
MIC Electronics	620,677	13,894
Moser Baer India	1,741,675	7,406
Power Trading Corp of India	2,517,000	6,492
Television Eighteen India	693,436	6,560
United Spirits Limited	511,600	20,387
Total India (Cost $133,031)		137,568

IRELAND 0.5%

Common Stocks 0.5%

DCC	350,000	8,057
EcoSecurities (GBP) (1)	2,300,000	4,555
Total Ireland (Cost $16,374)		12,612

ITALY 2.4%

Common Stocks 2.4%

Azimut Holding S.p.A. (2)	877,709	9,605
Burani Designer Holding (1)	423,296	3,459
CAMPARI (1)(2)	1,449,657	13,084
Digital Multimedia Technology (1)(2)	200,000	7,319

Geox (2)	1,000,000	14,337
Kerself	332,449	4,662
Mariella Burani (2)	300,000	7,937
Newron Pharmaceuticals S.p.A. (CHF) (1)	193,380	5,973
Total Italy (Cost $70,837)		66,376

JAPAN 14.5%

Common Stocks 14.5%

ABC-Mart (2)	422,000	10,977
Aruze (2)	397,300	14,655
Asahi Intecc	74,200	437
Asahi Pretec (2)	260,000	6,840
Bank of the Ryukyus (1)(2)	419,300	4,316
Daiei (1)(2)	671,400	5,754
Daiseki	457,986	13,794
Davinci Advisors (1)(2)	14,766	14,138
Denki Kagaku Kogyo (2)	3,085,000	11,482
Doutor Nichires Holdings	553,900	10,319
Hamamatsu Photonics	505,000	15,474
Hitachi High-Technologies	713,000	14,288
Intelligence (2)	666	423
Modec (2)	379,300	13,317
Nakanishi	69,700	7,046
NHK Spring (2)	1,728,000	12,511
Nihon Parkerizing (2)	680,000	10,897
Nissha Printing	316,100	13,134
Nitori (2)	245,650	12,981
Nitto Boseki (2)	1,841,000	3,848
Okinawa Cellular Telephone	1,134	1,971
Otsuka	185,700	14,318
Pacific Golf Group (1)(2)	11,450	13,165
Point (2)	297,930	13,110
Resorttrust	281,300	3,867

Rohto Pharmaceutical	803,000	8,595
Sankyu	2,699,000	14,065
Sanyo Shokai (2)	592,000	3,249
SBI Holdings (2)	4,280	1,120
Seven Bank (2)	2,724	4,925
Shimadzu	1,325,000	12,948
Sysmex (2)	423,800	17,340
The Yachiyo Bank	1,418	6,510
Tokai Carbon (2)	1,138,000	11,797
Toshiba Machine	1,670,000	10,785
Towa Pharmaceutical (2)	118,200	4,579
Tsumura (2)	676,400	16,409
USS	180,940	12,842
Wacom (2)	5,002	9,999
Zenrin (2)	433,900	9,684
Zensho (2)	1,443,700	8,440
Total Japan (Cost $386,231)		396,349

MALAYSIA 0.6%

Common Stocks 0.6%

Parkson Holdings (1)	7,329,100	16,190
Total Malaysia (Cost $15,129)		16,190

NETHERLANDS 3.1%

Common Stocks 3.1%

Eurocastle Investment	1,000,000	12,132
Grontmij, GDS	400,000	15,280
Koninklijke Ten Cate	500,000	18,203
Prologis European Properties	1,500,000	24,341
TomTom (1)(2)	400,000	13,915
Total Netherlands (Cost $97,903)		83,871

NEW ZEALAND 0.3%		
Common Stocks 0.3%		
Fisher & Paykel Healthcare	2,803,020	5,849
Pumpkin Patch (2)	1,570,100	2,311
Total New Zealand (Cost $6,074)		8,160
NORWAY 1.9%		
Common Stocks 1.9%		
BW Offshore (1)	5,000,000	18,066
Norwegian Air Shuttle (1)(2)	198,850	3,906
Odim (1)(2)	750,000	13,194
StepStone (1)(2)	5,069,200	16,849
Total Norway (Cost $34,855)		52,015
OMAN 0.8%		
Common Stocks 0.8%		
BankMuscat (SAOG), GDR, Regulation S Shares (USD)	1,000,000	20,599
Total Oman (Cost $12,533)		20,599
PHILIPPINES 0.4%		
Common Stocks 0.4%		
PNOC Energy Development	90,663,000	11,171
Total Philippines (Cost $6,737)		11,171
RUSSIA 1.8%		
Common Stocks 1.8%		
Novatek OAO, GDR (USD) (3)	222,200	16,786
Pharmstandard, GDR (USD) (1)(3)	256,200	6,405
Pharmstandard, GDR, Regulation S Shares (USD) (1)	269,700	6,711

TURKEY 0.4%

Common Stocks 0.4%		
Anadolu Efes Biracilik Ve Malt Sanayii	750,000	6,780
Bank Asya (1)	715,120	4,924
Total Turkey (Cost $12,736)		11,704

UNITED ARAB EMIRATES 2.3%

Common Stocks 2.3%		
Air Arabia (1)	40,000,000	22,000
National Central Cooling	20,000,000	13,832
Islamic Arab Insurance (1)	22,500,000	21,503
Shuaa Capital	2,849,219	6,168
Total United Arab Emirates (Cost $69,071)		63,503

UNITED KINGDOM 13.5%

Common Stocks 13.5%		
ARM Holdings	6,250,000	12,419
Ashmore Group	3,100,000	17,539
Atkins	500,000	10,474
Aveva Group	98,120	2,373
Bluebay Asset Management (2)	2,695,083	17,258
Carillion	450,000	3,226
Ceres Power Holdings (1)	2,000,000	5,806
Charter	1,375,000	24,399
Clipper Windpower (1)	959,875	9,795
Dignity	777,777	11,917
Dolphin Capital Investors (1)	3,150,000	8,257
GlobeOp Financial Services (1)	2,500,000	9,842
GW Pharmaceuticals (1)	3,600,000	3,538
Halfords Group	786,267	4,364
Hikma Pharmaceuticals	3,000,000	27,778

SECURITIES LENDING COLLATERAL 12.0%

INVESTMENTS IN POOLED ACCOUNT MANAGED BY JPMORGAN CHASE BANK, LONDON 12.0%

Bank Notes 0.6%		
American Express Centurion, VR, 2.792%, 2/17/09	2,725,405	2,711
National City Bank of Cleveland, VR, 2.678%, 8/14/08	5,450,810	5,356
Wachovia Bank, VR, 2.11%, 2/23/09	1,998,631	1,980
Wachovia Bank, VR, 2.12%, 10/2/08	1,907,784	1,897
World Savings Bank, VR, 2.739%, 5/8/08	4,360,648	4,361
		16,305
Certificates of Deposit 1.3%		
Bank of Montreal Chicago, VR, 2.698%, 10/2/08	4,542,342	4,533
Bank of Montreal Chicago, VR, 2.911%, 3/12/09	2,725,405	2,713
Bank of Nova Scotia Portland, 2.72%, 5/2/08	6,359,302	6,359
Calyon, VR, 2.10%, 10/14/08	4,996,576	4,982
KBC, 3.05%, 7/29/08	5,905,045	5,905
Natixis, VR, 2.11%, 5/15/08	2,452,865	2,453
Toronto Dominion New York, 2.85%, 5/8/08	5,905,045	5,905
Unicredito Italiano, 2.86%, 6/17/08	4,088,108	4,087
		36,937
Commercial Paper 0.1%		
DEPFA Bank, 2.93%, 5/15/08	2,271,171	2,268
		2,268
Master Notes 0.1%		
Bear Stearns, VR, 3.109%, 6/13/08	3,543,027	3,543
		3,543
Medium-Term Notes 3.9%		
American Honda Finance, VR, 2.86%, 9/16/08	1,271,856	1,271

Australia New Zealand, VR, 2.918%, 8/22/08	2,271,171	2,266
Bank of Ireland, VR, 2.125%, 12/29/08	5,450,810	5,438
Bank of Scotland, VR, 2.12%, 7/17/08	2,725,405	2,725
BASF, VR, 2.724%, 8/19/08	2,997,946	2,996
Bear Stearns, VR, 2.568%, 7/14/08	1,816,937	1,813
Bear Stearns, VR, 2.568%, 12/4/08	1,726,090	1,699
Bear Stearns, VR, 2.568%, 3/23/09	908,468	885
BMW U.S. Capital, VR, 2.741%, 8/4/08	8,267,063	8,265
Citigroup Funding, VR, 2.11%, 3/16/09	3,860,991	3,822
Commonwealth Bank Australia, VR, 2.779%, 6/8/09	4,542,342	4,541
Commonwealth Bank Australia, VR, 2.915%, 8/22/08	3,088,793	3,085
Credit Suisse First Boston USA, VR, 2.648%, 6/2/08	1,271,856	1,272
Goldman Sachs Group, VR, 2.558%, 2/13/09	3,452,180	3,432
HSBC Finance, VR, 2.761%, 8/6/08	2,271,171	2,267
IBM, VR, 2.769%, 9/8/08	8,948,414	8,943
Irish Life & Permanent, VR, 2.904%, 8/21/08	2,271,171	2,268
JPMorgan Chase, VR, 3.176%, 6/2/09	2,816,252	2,810
K2 USA, VR, 2.09%, 6/19/09	3,363,351	3,303
Lehman Brothers, VR, 2.15%, 12/23/08	3,815,567	3,777
Lehman Holdings, VR, 2.558%, 5/29/08	1,998,631	1,995
Links Finance, VR, 2.108%, 6/10/08	5,814,198	5,800
Merrill Lynch, VR, 2.558%, 10/23/08	4,814,883	4,745
Merrill Lynch, VR, 3.178%, 5/8/09	908,468	891
National Rural Utilities, VR, 2.72%, 9/4/08	5,178,270	5,176
Skandanaviska Enskilda Banken, VR, 2.98%, 8/7/08	5,223,693	5,222
SLM Corporation, VR, 2.94%, 12/15/08	6,177,585	6,035
Toyota Motor Credit Corporation, VR, 2.09%, 6/16/08	4,360,648	4,359
Wells Fargo, VR, 2.558%, 5/1/09	1,362,703	1,354

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,835,942)	$ 3,047,790
Receivable for investment securities sold	47,771
Dividends and interest receivable	8,649
Receivable for shares sold	3,539
Foreign currency (cost $3,446)	3,435
Cash	47
Other assets	68,940
Total assets	3,180,171
Liabilities	
Obligation to return securities lending collateral	330,134
Payable for investment securities purchased	41,002
Investment management fees payable	2,326
Payable for shares redeemed	2,020
Due to affiliates	165
Other liabilities	68,079
Total liabilities	443,726
NET ASSETS	$ 2,736,445
Net Assets Consist of:	
Undistributed net investment income	$ 12,692
Accumulated undistributed net realized gain	152,739
Net unrealized gain	211,842
Paid-in capital applicable to 60,430,977 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	2,359,172
NET ASSETS	$ 2,736,445
NET ASSET VALUE PER SHARE	$ 45.28

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/08	Year Ended 10/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 12,497	$ 20,204
Net realized gain	160,371	352,697
Change in net unrealized gain (loss)	(655,517)	454,425
Increase (decrease) in net assets from operations	(482,649)	827,326
Distributions to shareholders		
Net investment income	(18,594)	(13,560)
Net realized gain	(325,081)	(214,808)
Decrease in net assets from distributions	(343,675)	(228,368)
Capital share transactions*		
Shares sold	275,633	771,615
Distributions reinvested	331,278	221,125
Shares redeemed	(327,469)	(405,614)
Redemption fees received	335	580
Increase in net assets from capital share transactions	279,777	587,706
Net Assets		
Increase (decrease) during period	(546,547)	1,186,664
Beginning of period	3,282,992	2,096,328
End of period	**$ 2,736,445**	**$ 3,282,992**
Undistributed net investment income	12,692	18,789
*Share information		
Shares sold	5,844	14,875
Distributions reinvested	7,040	4,742
Shares redeemed	(7,056)	(7,867)
Increase in shares outstanding	5,828	11,750

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2008, approximately 23% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $329,414,000; aggregate collateral received included U.S. government securities valued at $13,044,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $934,826,000 and $1,145,033,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

At April 30, 2008, the cost of investments for federal income tax purposes was $2,835,942,000. Net unrealized gain aggregated $211,842,000 at period-end, of which $451,453,000 related to appreciated investments and $239,611,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2008, the fund had no deferred tax liability attributable to foreign securities and $429,000 of foreign capital loss carryforwards that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $80,000 for Price Associates, $781,000 for T. Rowe Price Services, Inc., and $229,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2008, the fund was allocated $7,000 of Spectrum Funds’ expenses, of which $5,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2008, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager), and the investment subadvisory contract (Subadvisory Contract) between the Manager and T. Rowe Price Global Investment Services, Inc. (Global). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was at or above the median for comparable funds. The information also showed that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008